UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 28, 2015

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	49-1804048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 28, 2015, Janus Capital Group Inc. (the “Company”) entered into an underwriting agreement with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein relating to the issuance and sale of $300 million aggregate principal amount of 4.875% Notes due 2025 (the “2025 Notes”). The offering of the 2025 Notes has been registered by the Company as part of its shelf registration statement on Form S-3 (Registration No. 333-187263). The closing of the 2025 Notes offering is scheduled to occur on July 31, 2015, subject to customary closing conditions.

The 2025 Notes were issued under (i) an Indenture, dated as of November 6, 2001, between the Company (as successor to Stilwell Financial Inc.) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as trustee (the “Indenture”), a copy of which was filed as an exhibit to the Company’s Current Report on Form 8-K, dated November 7, 2001; and (ii) an Officers’ Certificate, dated July 31, 2015 (the “2025 Notes Certificate”).

Interest on the 2025 Notes will be payable semi-annually, in arrears, on February 1 and August 1 of each year, beginning February 1, 2016. The 2025 Notes will mature on August 1, 2025. The 2025 Notes are unsecured and unsubordinated obligations of the Company and rank equal in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness.

If the Company experiences a change of control (as defined in the 2025 Notes Certificate) and in connection therewith the 2025 Notes become rated below investment grade by S&P and Moody’s, the Company must offer to repurchase all 2025 Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest thereon, if any, to the repurchase date.

The 2025 Notes may be redeemed prior to May 1, 2025 (three months prior to the maturity date of the 2025 Notes) at the Company’s option in whole or in part at any time or from time to time at the greater of (i) 100% of the principal amount and (ii) a “make-whole” redemption price. In addition, the 2025 Notes may be redeemed on or after May 1, 2025 at the Company’s option in whole or in part at any time or from time to time at 100% of the principal amount of the 2025 Notes being redeemed. In the case of any such redemption, the Company will also pay accrued and unpaid interest thereon, if any, to the redemption date.

The foregoing descriptions of the underwriting agreement, the 2025 Notes and the 2025 Notes Certificate are qualified in their entirety by reference to such documents, copies of which are attached as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated into this Item 1.01 by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated July 28, 2015, among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Officers’ Certificate of the Company, dated July 31, 2015 (excluding exhibits thereto), pursuant to Sections 201, 203 and 301 of the Indenture establishing the terms of the 2025 Notes.

4.2	Form of Global Note for the 2025 Notes.

5.1	Opinion of Mayer Brown LLP, counsel to the Company, dated July 31, 2015, regarding the legality of the 2025 Notes.

12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Mayer Brown LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2015	Janus Capital Group Inc.

	By:	/s/ David W. Grawemeyer
David W. Grawemeyer
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated July 28, 2015, among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Officers’ Certificate of the Company, dated July 31, 2015 (excluding exhibits thereto), pursuant to Sections 201, 203 and 301 of the Indenture establishing the terms of the 2025 Notes.

4.2	Form of Global Note for the 2025 Notes.

5.1	Opinion of Mayer Brown LLP, counsel to the Company, dated July 31, 2015, regarding the legality of the 2025 Notes.

12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Mayer Brown LLP (included as part of Exhibit 5.1).